UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2013

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VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events.
On August 23, 2013, Volcano Corporation (“Volcano”) entered into an asset purchase agreement (the “Purchase Agreement”) with Medtronic, Inc. and its affiliate, Medtronic Vascular, Inc. (collectively, “Medtronic”), whereby Volcano will acquire assets of Medtronic associated with Medtronic's Pioneer Plus re-entry catheter product line. The product line, which has regulatory clearance in the U.S and Europe-as well as other geographies-is an interventional medical device designed to enable the crossing of sub-total, total and chronic total occlusions within the peripheral vasculature, potentially eliminating the need for surgery. The assets to be acquired by Volcano under the Purchase Agreement include, among other things, Medtronic's trademarks for “Pioneer” and “Pioneer Plus” and Medtronic's existing inventory of finished Pioneer Plus products. Concurrently with the closing of the transaction contemplated by the Purchase Agreement, Volcano will enter into a license agreement with Medtronic pursuant to which Volcano will receive an exclusive, worldwide, royalty-free license to certain Medtronic patents and patent applications covering the Pioneer Plus product line. The transaction is expected to close by the end of August, subject to customary closing conditions. Volcano will pay Medtronic $15 million in cash for the acquisition of the Pioneer Plus assets and the license described above.
A copy of the press release announcing the execution of the Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits is filed herewith:

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Volcano Corporation on August 26, 2013

Forward-Looking Statements

This report and the press release attached as an exhibit hereto contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report or the attached press release regarding Volcano's business that are not historical facts may be considered “forward-looking statements,” including: statements regarding the expected closing of the transaction described above (including its timing); statements regarding Volcano's commercialization objectives, including planned product launches and the possible impact of the Pioneer acquisition on Volcano's sales and marketing efforts and penetration of the peripheral market; statements regarding the incidence of peripheral arterial disease and Volcano's strategy for increasing its presence in the diagnosis and treatment of peripheral arterial disease; statements regarding the design, capabilities, benefits (including clinical benefits) and value of the Pioneer device, both independently and in combination with Volcano's IVUS technology; and statements regarding Volcano's growth strategy and corporate evolution and the ability of the Pioneer device to help Volcano achieve and promote that strategy and evolution. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that may cause Volcano's results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ include: the risk that the transaction described above is not completed, either at the anticipated time or at all; the risk that the benefits of the transaction described above (including as they relate to Volcano's commercialization objectives, growth strategy and corporate evolution and the capabilities, benefits and value of the Pioneer device) are not realized; the effect of competitive factors and Volcano's reactions to those factors; purchasing decisions with respect to Volcano's products; the pace and extent of market adoption of Volcano's products and technologies; uncertainty in the process of obtaining regulatory approval or clearance for Volcano's products and devices; the success of Volcano's growth strategies; risks associated with Volcano's international operations; timing and achievement of product development milestones; the outcome of ongoing and future litigation; the impact and benefits of market development; Volcano's ability to project its intellectual property; dependence upon third parties; unexpected new data, safety and technical issues; market conditions; and other risks inherent to medical device development and commercialization. These and additional risks and uncertainties are more fully described in Volcano's filings made with the Securities and Exchange Commission, including Volcano's most recent quarterly report on Form 10-Q, and other filings made with the SEC. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Volcano disclaims any obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/S/ Darin Lippoldt
Darin Lippoldt Senior Vice President and General Counsel
Dated: August 26, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Volcano Corporation on August 26, 2013